UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	FULT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry Into A Material Definitive Agreement.

On March 3, 2020, Fulton Financial Corporation (“Fulton”) issued and sold $200,000,000 aggregate principal amount of its 3.250% Fixed-to-Floating Subordinated Notes due 2030 (the “2030 Notes”) and $175,000,000 aggregate principal amount of its 3.750% Fixed-to-Floating Subordinated Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”). The Notes were offered and sold pursuant to Fulton’s registration statement on Form S-3 (Registration No. 333-221393) filed with the Securities and Exchange Commission on November 7, 2017, and the prospectus contained therein, as supplemented by the prospectus supplement dated February 25, 2020, relating to the 2030 Notes, and the prospectus supplement, dated February 25, 2020, relating to the 2035 Notes. The Notes will initially be treated as Tier 2 capital for regulatory purposes.

The Notes were issued pursuant to an Indenture, dated November 17, 2014 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated March 3, 2020 (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated March 3, 2020 (the “Third Supplemental Indenture” and together with the Second Supplemental Indenture and Base Indenture, the “Indenture”), in each case, between Fulton and Wilmington Trust, National Association, as trustee. The terms of the 2030 Notes are set forth in, and the 2030 Notes are governed by, the Base Indenture and the Second Supplemental Indenture, and the terms of the 2035 Notes are set forth in, and the 2035 Notes are governed by, the Base Indenture and the Third Supplemental Indenture.

From and including the date of issuance to, but excluding, March 15, 2025, or earlier redemption date, the 2030 Notes will bear interest at an initial fixed rate of 3.250% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2020. From and including March 15, 2025 to, but excluding, March 15, 2030, or earlier redemption date, the 2030 Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Second Supplemental Indenture), plus 230 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2025. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

From and including the date of issuance to, but excluding, March 15, 2030, or earlier redemption date, the 2035 Notes will bear interest at an initial fixed rate of 3.750% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2020. From and including March 15, 2030 to, but excluding, March 15, 2035, or earlier redemption date, the 2035 Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Third Supplemental Indenture), plus 270 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2030. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

Fulton may, at its option, redeem the 2030 Notes in whole or in part beginning with the interest payment date of March 15, 2025 and on any interest payment date thereafter, and redeem the 2035 Notes in whole or in part beginning with the interest payment date of March 15, 2030 and on any interest payment date thereafter. Fulton may also redeem the 2030 Notes or the 2035 Notes, in each case in whole but not in part, upon the occurrence of a “Tax Event” or a “Tier 2 Capital Event” (as defined in the Second Supplemental Indenture with respect to the 2030 Notes and as defined in the Third Supplemental Indenture with respect to the 2035 Notes) or Fulton becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon, to but excluding, the date of redemption. Any early redemption of the Notes will be subject to receipt of the approval of the Board of Governors of the Federal Reserve System to the extent the required under applicable laws or regulations, including capital regulations. The Notes will not have the benefit of any sinking fund.

The Notes are unsecured, subordinated obligations of Fulton and: (i) rank junior to all of Fulton’s existing and future senior indebtedness; (ii) rank equal in right of payment with any of Fulton’s existing and future subordinated indebtedness; (iii) rank senior to Fulton’s obligations relating to any junior subordinated debt securities issued to its capital trust subsidiaries; (iv) are effectively subordinated to all of Fulton’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and (v) are structurally subordinated to all of the existing and future liabilities and obligations of Fulton’s subsidiaries, including deposit liabilities and claims of other creditors of Fulton’s bank subsidiary, Fulton Bank, N.A.

The Indenture provides that the maturity of the Notes may only be accelerated upon the occurrence of certain events related to the bankruptcy or insolvency of Fulton, whether voluntary or involuntary, or certain events related to the insolvency of Fulton Bank, N.A. There is no right of acceleration of the payment of principal of the Notes upon a default in the payment of principal of or interest on the Notes or in the performance of any of Fulton’s covenants or agreements contained in the Notes, in the Indenture or any of Fulton’s other obligations or liabilities.

The foregoing descriptions of the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the Base Indenture, the Second Supplemental Indenture, which includes the Form of the 2030 Notes, and the Third Supplemental, Indenture, which includes the Form of the 2035 Notes, please refer to the Base Indenture, attached as Exhibit 4.1, the Second Supplemental Indenture, attached as Exhibit 4.2 and the Third Supplemental Indenture, attached as Exhibit 4.3 to this Current Report on Form 8-K, which are incorporated herein by reference. The Form of the 2030 Notes is included in Exhibit 4.4 and the Form of the 2035 Notes is included in Exhibit 4.5. Sullivan & Cromwell LLP and Barley Snyder LLP have each opined on the validity of the Notes. The opinions of Sullivan & Cromwell LLP and Barley Snyder LLP, and their respective consents, are included as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

Exhibit Number	Description

4.1

Indenture, dated November 17, 2014, between Fulton Financial Corporation and Wilmington Trust, National Association – Incorporated by reference to Exhibit 4.1 of the Fulton Financial Corporation Current Report Form 8-K filed November 17, 2014.

4.2	Second Supplemental Indenture, dated March 3, 2020, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.3	Third Supplemental Indenture, dated March 3, 2020, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.4	Form of 3.250% Fixed-to-Floating Rate Subordinated Notes due 2030 (included in Exhibit 4.2).

4.5	Form of 3.750% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Barley Snyder LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Barley Snyder LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2020	Fulton Financial Corporation

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Senior Executive Vice President and Chief Legal Officer